UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 22, 2003

                                     1-4422
                            (Commission File Number.)


                   ------------------------------------------


                                  ROLLINS, INC.
             (Exact name of registrant as specified in its charter)


                    Delaware                          51-0068479
      (State or other jurisdiction of     (I.R.S. Employer Identification No.)
       incorporation or organization)


                   2170 Piedmont Road, N.E., Atlanta, Georgia
                    (Address of principal executive offices)

                                      30324
                                   (Zip Code)


                                 (404) 888-2000
              (Registrant's telephone number, including area code)


                   ------------------------------------------

ITEM 7.  Financial Statements and Exhibits.

           ( c )  Exhibits.

                  (99.1) The Registrant's Press Release dated April 22, 2003.

ITEM 9.  Regulation FD Disclosure.

     On April 22, 2003, Rollins, Inc., a premier North American consumer services company (NYSE Ticker Symbol - ROL), reported earnings for the first quarter ended March 31, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ROLLINS, INC.


Date:  April 24, 2003                By:  /s/ Gary W. Rollins
                                         ---------------------------------------
                                           Gary W. Rollins
                                           Chief Executive Officer, President
                                           and Chief Operating Officer





Date:  April 24, 2003                By:  /s/ Harry J. Cynkus
                                         ---------------------------------------
                                           Harry J. Cynkus
                                           Chief Financial Officer and Treasurer